UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 20, 2012

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	000-53725	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to the Centurion Promissory Notes

On November 23, 2012, PEDEVCO CORP. (the “Company”) entered into the Fourth Amendment to Senior Secured Promissory Notes (First and Second Tranche) with Centurion Credit Funding LLC (the “Lender”) (the “Fourth Amendment to the Promissory Notes”), which amends certain provisions of the Senior Secured Promissory Note (First Tranche) and Senior Secured Promissory Note (Second Tranche) previously issued by the Company to the Lender, each dated February 24, 2011, as amended on January 13, 2012,  May 29, 2012 and August 30, 2012 (together, as amended, the “Promissory Notes”), and as reported on the Company’s Current Reports on Form 8-K filed with the SEC on March 2, 2011, January 20, 2012, May 29, 2012 and September 6, 2012.

The Promissory Notes were amended to, among other things, (i) permit the conversion of an additional $392,045.25 of the total outstanding principal amounts, Exit Fees, and accrued interest under the Promissory Notes into Common Stock of the Company at the conversion price of $0.75 per share, thereby waiving the previously agreed upon limitation on conversion to 50% of the loan amount, and (ii) provide for the prepayment and full satisfaction of the Promissory Notes by the Company upon the payment by the Company to the Lender of the amount of $200,000.00 (the “Payoff Amount”).   In connection with the Fourth Amendment to the Promissory Notes, the Company has issued the Lender shares for the additional conversion amount and has authorized the Lender to sweep the Payoff Amount from the Company’s bank account that is subject to a deposit account control agreement previously entered into by and between the Company and the Lender. Including the conversion of shares set forth above, the Lender has converted an aggregate of $1,029,545.25 of principal and accrued interest, into an aggregate of 1,372,727 shares of the Company’s Common Stock.  The Lender also concurrently exercised its warrant in full, on a cashless basis, to purchase 106,633 shares of Common Stock.

The foregoing description of the Fourth Amendment to Promissory Notes  is qualified in its entirety by the full text of the document which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Amendment to Esenjay 2011 Purchase Agreement

On November 20, 2012, the Company entered into the Closing Payment Extension Amendatory Letter Agreement (the “Esenjay Amendment”) with Esenjay Oil & Gas, Ltd. (“Esenjay”), Winn Exploration Co., Inc. (“Winn”), Lacy Properties, Ltd. (“Lacy”) and Crain Energy, Ltd. (“Crain,” and together with Esenjay, Winn and Lacy, the “Sellers”).  The Esenjay Amendment amends certain provisions of the Purchase and Sale Agreement, dated August 23, 2011, entered into by and between the Company and the Sellers, (as amended to date ,the “Purchase Agreement”), pursuant to which the Company acquired certain oil and gas interests in the Niobrara Shale play in Weld County, Colorado (the “Assets”), as disclosed and described in the Company’s Registration Statement on Form S-1 filed with the SEC on October 10, 2012.

Pursuant to the Purchase Agreement, as partial consideration for the acquisition of the Assets, the Company was required to either issue to the Sellers Series A Preferred Stock in November 2012 valued at $1,000,000 (the “Preferred Stock”), or, upon the Sellers’ election, make payment of $1,000,000 to the Sellers in cash in lieu of such Preferred Stock issuance.  The Company was notified by the Sellers that they desired to receive cash in lieu of the Preferred Stock.  In order to conserve the Company’s cash, the Company and the Sellers entered into the Esenjay Amendment to provide for the deferral of the payment of the aggregate $1,000,000 due to the Sellers to February 18, 2013, in exchange for an aggregate cash payment of $100,000 to the Sellers payable on November 26, 2012, and the issuance of an aggregate of 133,334 shares of Preferred Stock to the Sellers, all as set forth in the Esenjay Amendment.  Pursuant to the Esenjay Amendment, the Company has paid to the Sellers the aggregate amount of $100,000, and issued an aggregate of 133,334 shares of Series A Preferred Stock to the Sellers. Each share of Series A Preferred Stock is convertible at the option of the holder at any time into one share of the Company’s Common Stock (subject to adjustment).  In addition, all shares of Series A Preferred Stock will automatically convert into shares of Common Stock on January 27, 2013 (assuming that on such date the Company is current with all of its SEC reporting obligations), or on such earlier date as consented to by the holders of a majority of such shares.

The foregoing description of the Esenjay Amendment  is qualified in its entirety by the full text of the document which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

As described above in Item 1.01 of this Current Report on Form 8-K, pursuant to the Promissory Notes, the Company has issued to the Lender an aggregate of 1,372,727 shares of the Company’s Common Stock upon conversion of the Promissory Notes and an aggregate of 106,633 shares of Common Stock upon exercise of certain previously issued warrants.

As described above in Item 1.01 of this Current Report on Form 8-K, pursuant to the Esenjay Amendment, the Company has issued to the Sellers an aggregate of 133,334 shares of the Company’s Series A Preferred Stock.

The Common Stock to be issued to the Lender pursuant to the Promissory Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued by the Company in reliance upon the exemption from registration available under Section 4(2) of the Securities Act.  The Common Stock to be issued to the Lender pursuant to the warrants will not be registered under the Securities Act, and will be issued by the Company in reliance upon the exemption from registration available under Section 4(2) of the Securities Act.  The Lender took such securities for investment purposes without a view to distribution. Furthermore, the Lender had access to information concerning the Company and its business prospects; there was no general solicitation or advertising for the purchase of the securities; and the securities are restricted pursuant to Rule 144.

The Series A Preferred Stock to be issued to the Sellers pursuant to the Esenjay Amendment will not be registered under the Securities Act, and will be issued by the Company in reliance upon the exemption from registration available under Section 4(2) of the Securities Act.  The recipients of these securities took such securities for investment purposes without a view to distribution. Furthermore, the recipient had access to information concerning the Company and its business prospects; there was no general solicitation or advertising for the purchase of the securities; and the securities are restricted pursuant to Rule 144.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Senior Secured Promissory Notes (First and Second Tranche), dated November 23, 2012, by and between Centurion Credit Funding LLC and PEDEVCO Corp.
10.2
Closing Payment Extension Amendatory Letter Agreement, dated November 20, 2012, by and among PEDEVCO Corp, Esenjay Oil & Gas, Ltd., Winn Exploration Co., Inc., Lacy Properties, Ltd., and Crain Energy, Ltd.

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

	By:	/s/ Michael L. Peterson
Michael L. Peterson
Executive Vice President and Chief Financial Officer

Date: November 27, 2012

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